Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events

Recognizable events

No recognizable events have occurred subsequent to December 31, 2019.

Non-recognizable events

The recent period of unprecedented restrictions on travel and economic activity has significantly reduced demand for refined products in the markets we serve.  Recent declines in commodity prices have also significantly reduced the value of tender barrels we receive from our transportation customers and the margins we earn from our gas liquids blending activities.  The reduction in refined products demand, lower crude oil prices and limited storage capacity for petroleum products have combined to put significant downward pressure on domestic crude oil production.  While we benefit from take-or-pay commitments for the majority of the capacity of our crude oil pipelines, a sustained reduction in crude oil production could cause delays in the timing of our recognition of revenue from these commitments.  These factors have also significantly decreased the creditworthiness of certain of our crude oil transportation customers, resulting in an increased risk of customer defaults.  To date, our operations and our employees have successfully adapted to the recent developments, enabling our customers to continue benefiting from the services they rely on from our critical infrastructure, and our customers have continued to meet their obligations to us.  Given the uncertain timing of a return of refined product demand to historical levels and of a recovery in commodity prices, the extent of the impact these events will have on our results of operations is unclear, but will likely be material.  However, we do not believe these events will impact our ability to meet any of our financial obligations or result in any significant impairments to our assets.
In April 2020, our general partner’s board of directors declared a quarterly cash distribution of $1.0275 per unit for the period of January 1, 2020 through March 31, 2020. This quarterly cash distribution will be paid on May 15, 2020 to unitholders of record on May 8, 2020.

In March 2020, we sold three marine terminals to a subsidiary of Buckeye Partners, L.P. for $252.6 million. The terminals are located in New Haven, Connecticut, Wilmington, Delaware and Marrero, Louisiana. We recognized a $5.4 million impairment loss related to the sale on our consolidated statements of income in first quarter 2020.

In February 2020, we sold a 10% interest in Saddlehorn to an affiliate of Black Diamond Gathering LLC, which is majority-owned by Noble Midstream Partners LP, reducing our ongoing investment in Saddlehorn to a 30% interest. We received $79.9 million in cash from the sale, and we recorded a gain of $12.9 million on our consolidated statements of income in first quarter 2020.

On February 14, 2020, we paid cash distributions of $1.0275 per unit on our outstanding common units to unitholders of record at the close of business on February 7, 2020.

On January 21, 2020, we announced that our general partner’s board of directors authorized the repurchase of up to $750 million of common units through 2022. During the three months ended March 31, 2020, we repurchased approximately 3.6 million of our common units for $202 million. The timing, price and actual number of common units repurchased will depend on a number of factors including our expected expansion capital spending needs, alternative investment opportunities, excess cash available, legal and regulatory requirements, market conditions and the trading price of our common units. The repurchase program does not obligate us to acquire any particular amount of common units, and the repurchase program may be suspended or discontinued at any time.